Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,248,740.75
Previously Paid Amount	0.00
Total Fee Amount	9,377.19
Total Offset Amount	44,943.15
Net Fee	$ 0.00